(MKS LOGO)

EXHIBIT 99.1

MKS Instruments Reports Q3 2016 Financial Results

Vacuum and Analysis Division Achieves
New Quarterly Record for Semiconductor Revenue

Andover, Mass., October 26, 2016 — MKS Instruments, Inc. (NASDAQ: MKSI), a global provider of technologies that enable advanced processes and improve productivity, today reported third quarter 2016 financial results.

Financial Highlights for the Third Quarter of 2016

Revenue of $381 million
GAAP net income of $32.5 million, or $0.60 per diluted share
Non-GAAP net earnings of $47.9 million, or $0.88 per diluted share

“We had a very strong third quarter driven by continued growth in our semiconductor business, which rose 15% sequentially on a pro-forma basis,” said Gerald Colella, Chief Executive Officer and President. Mr. Colella added, “Our results reflect the depth of our customer relationships and our increasing leverage to key technology inflections driving the semiconductor market, including the transition to smaller node sizes, 3D NAND, multi-patterning, and advanced packaging; moreover, many of these inflections are still in their early stages and provide opportunities for continued growth going forward.”

“We continue to execute on our strategy to delever and reduce our interest cost. During the third quarter, we made a $60 million voluntary pre-payment on our term-loan facility, bringing our total pre-payments to date to $110 million. These prepayments, combined with our debt repricing on June 9th, have reduced our annual Non-GAAP interest cost by $9 million or over 20% since we completed the Newport acquisition,” said Seth Bagshaw, Vice President and Chief Financial Officer.

Results for the Third Quarter of 2016

Sales of $381 million increased 6% from pro forma second quarter sales of $359 million. GAAP net income of $32.5 million included amortization of intangible assets of $12.5 million and aggregate acquisition and integration-related costs of $2.6 million associated with the acquisition of Newport Corporation, which closed on April 29, 2016. Non-GAAP net earnings were $47.9 million, or $0.88 per diluted share.

Quarterly Financial Results
(in millions, except per share data)

	Q3 2016	Q2 2016

GAAP Results
Net revenues	$381	$326
Gross margin	44.2%	41.7%
Operating margin	13.9%	5.9%
Net income	$32.5	$9.2
Diluted EPS	$0.60	$0.17
Non-GAAP Results
Gross margin	45.5%	44.8%
Operating margin	19.2%	18.1%
Net earnings	$47.9	$38.7
Diluted EPS	$0.88	$0.72

Additional Financial Information

The Company had $426 million in cash and short-term investments as of September 30, $668 million outstanding under its term loan, and during the quarter, paid a dividend of $9.1 million or $0.17 per diluted share.

Fourth Quarter Outlook

Based on current business levels, the Company expects that sales in the fourth quarter of 2016 may range from $370 to $410 million, and at these volumes, GAAP net income could range from $0.68 to $0.92 per diluted share and non-GAAP net earnings could range from $0.87 to $1.10 per diluted share.

Conference Call Details

A conference call with management will be held on Thursday, October 27, 2016 at 8:30 a.m. (Eastern Time). To participate in the conference call, please dial (877) 212-6076 for domestic callers and (707) 287-9331 for international callers, and an operator will connect you. Participants will need to provide the operator with the Conference ID of 89631196, which has been reserved for this call. A live and archived webcast of the call will be available on the Company’s website at www.mksinst.com.

About MKS Instruments

MKS Instruments, Inc. is a global provider of instruments, subsystems and process control solutions that measure, control, power, monitor, and analyze critical parameters of advanced manufacturing processes to improve process performance and productivity. Our products are derived from our core competencies in pressure measurement and control, flow measurement and control, gas and vapor delivery, gas composition analysis, residual gas analysis, leak detection, control and information technology, ozone generation and delivery, RF & DC power, reactive gas generation, vacuum technology, lasers, photonics, sub-micron positioning, vibration isolation, and optics. Our primary served markets include semiconductor capital equipment, general industrial, life sciences, and research. Additional information can be found at www.mksinst.com.

Use of Non-GAAP Financial Results

Non-GAAP amounts exclude amortization of acquired intangible assets, costs associated with completed and announced acquisitions, acquisition integration costs, sale of previously written down inventory, an inventory step-up adjustment related to an acquisition, restructuring charges, fees and expenses related to repricing of term loan, amortization of debt issuance costs, net proceeds from an insurance policy, the tax effect of a legal entity restructuring, other discrete tax benefits and charges, and the related tax effect of these adjustments. These non-GAAP measures are not in accordance with Accounting Principles Generally Accepted in the United States of America (GAAP). MKS’ management believes the presentation of these non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. Pro forma revenue amounts assume the acquisition of Newport had occurred as of the beginning of the second quarter of 2016.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the future financial performance of MKS, our future business prospects, our future growth, and our expected synergies and cost savings from our recent acquisition of Newport Corporation. These statements are only predictions based on current assumptions and expectations. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are the conditions affecting the markets in which we operate, including the fluctuations in capital spending in the semiconductor industry, and other advanced manufacturing markets, fluctuations in net sales to our major customers, our ability to successfully integrate Newport’s operations and employees, unexpected costs, charges or expenses resulting from the Newport acquisition, the terms of the term loan financing, MKS’ ability to realize anticipated synergies and cost savings from the Newport acquisition, our ability to successfully grow our business, potential adverse reactions or changes to business relationships resulting from the Newport acquisition, potential fluctuations in quarterly results, the challenges, risks and costs involved with integrating the operations of any other acquired companies, dependence on new product development, rapid technological and market change, acquisition strategy, manufacturing and sourcing risks, volatility of stock price, international operations, financial risk management, and the other factors described in MKS’ most recent Quarterly Report on Form 10-Q filed with the SEC. MKS is under no obligation to, and expressly disclaims any obligation to, update or alter our forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release.

###

Company Contact: Seth H. Bagshaw
Vice President, Chief Financial Officer and Treasurer
Telephone: 978.645.5578

Investor Relations Contact: Monica Gould
The Blueshirt Group
Telephone: 212.871.3927
Email: monica@blueshirtgroup.com

MKS Instruments, Inc.

Unaudited Consolidated Statements of Operations
(In thousands, except per share data)

	Three Months Ended
	September 30, 2016	September 30, 2015	June 30, 2016
Net revenues:
Products	$335,156	$179,441	$285,471
Services	45,504	29,891	40,390

Total net revenues	380,660	209,332	325,861
Cost of revenues:
Products	183,789	95,710	163,993
Services	28,486	19,393	25,955

Total cost of revenues	212,275	115,103	189,948
Gross profit	168,385	94,229	135,913
Research and development	32,268	17,217	28,214
Selling, general and administrative	70,424	33,396	71,429
Acquisition costs	233	—	8,205
Restructuring	—	562	24
Amortization of intangible assets	12,452	1,691	8,855

Income from operations	53,008	41,363	19,186
Interest (expense) income, net	(11,604)	721	(7,944)
Other income, net	844	—	1,126

Income from operations before income taxes	42,248	42,084	12,368
Provision for income taxes	9,699	12,315	3,158

Net income	$32,549	$29,769	$9,210

Net income per share:
Basic	$0.61	$0.56	$0.17
Diluted	$0.60	$0.56	$0.17
Cash dividends per common share	$0.17	$0.17	$0.17
Weighted average shares outstanding:
Basic	53,574	53,314	53,461
Diluted	54,315	53,568	53,806
The following supplemental Non-GAAP earnings information is presented to aid in understanding MKS’ operating results:
Net income	$32,549	$29,769	$9,210
Adjustments:
Acquisition costs (Note 1)	233	—	8,205
Acquisition inventory step-up (Note 2)	4,971	—	10,119
Fees and expenses relating to repricing of term loan (Note 3)	—	—	713
Amortization of debt issuance costs (Note 4)	2,838	—	1,629
Integration costs (Note 5)	2,408	—	11,850
Restructuring (Note 6)	—	562	24
Net proceeds from an insurance policy (Note 7)	(1,323)	—	—
Tax expense from legal entity restructuring (Note 8)	1,532	—	—
Amortization of intangible assets	12,452	1,691	8,855
Pro forma tax adjustments	(7,790)	(543)	(11,896)

Non-GAAP net earnings (Note 9)	$47,870	$31,479	$38,709

Non-GAAP net earnings per share (Note 9)	$0.88	$0.59	$0.72

Weighted average shares outstanding	54,315	53,568	53,806
Income from operations	$53,008	$41,363	$19,186
Adjustments:
Acquisition costs (Note 1)	233	—	8,205
Acquisition inventory step-up (Note 2)	4,971	—	10,119
Fees and expenses relating to repricing of term loan (Note 3)	—	—	713
Integration costs (Note 5)	2,408	—	11,850
Restructuring (Note 6)	—	562	24
Amortization of intangible assets	12,452	1,691	8,855

Non-GAAP income from operations (Note 10)	$73,072	$43,616	$58,952

Non-GAAP operating margin percentage (Note 10)	19.2%	20.8%	18.1%

Gross profit	$168,385	$94,229	$135,913
Acquisition inventory step-up (Note 2)	4,971	—	10,119

Non-GAAP gross profit (Note 11)	$173,356	$94,229	$146,032

Non-GAAP gross profit percentage (Note 11)	45.5%	45.0%	44.8%

Interest (expense) income, net	$(11,604)	$721	$(7,944)
Amortization of debt issuance costs (Note 4)	2,838	—	1,629

Non-GAAP interest (expense) income, net	$(8,766)	$721	$(6,315)

Note 1: We recorded $0.2 million and $8.2 million of acquisition costs during the three months ended September 30, 2016 and June 30, 2016, respectively, related to the Newport Corporation acquisition, which closed during the second quarter of 2016.

Note 2: We recorded $5.0 million and $10.1 million in cost of sales during the three months ended September 30, 2016 and June 30, 2016, respectively, related to the step-up of inventory to fair value as a result of the Newport Corporation acquisition. This was charged to cost of sales over inventory turns of three months.

Note 3: We recorded $0.7 million of fees and expenses during the three months ended June 30, 2016 related to the repricing of our Term Loan Credit Agreement.

Note 4: We recorded $2.8 million and $1.6 million of additional interest expense during the three months ended September 30, 2016 and June 30, 2016, respectively, related to the amortization of debt issuance costs affiliated with our Term Loan Credit Agreement and ABL Facility.

Note 5: We recorded $2.4 million and $11.9 million of integration costs during the three months ended September 30, 2016 and June 30, 2016, respectively, related to the Newport Corporation acquisition.

Note 6: The three months ended September 30, 2015, includes restructuring charges related to the outsourcing of an international manufacturing operation and the consolidation of certain other foreign manufacturing locations.

Note 7: We recorded net proceeds of $1.3 million from a company owned life insurance policy.

Note 8: We recorded a tax expense of $1.5 million related to a legal entity restructuring.

Note 9: The Non-GAAP net earnings and Non-GAAP net earnings per share amounts exclude acquisition costs, an inventory step-up adjustment related to the acquisition of Newport Corporation, fees and expenses related to the repricing of a term loan credit agreement, amortization of debt issuance costs, integration costs related to the acquisition of Newport Corporation, restructuring costs, net proceeds from an insurance policy, the tax effect of a legal entity restructuring, amortization of intangible assets and the related tax effect of these adjustments to reflect the expected full year effective tax rate in the related period.

Note 10: The Non-GAAP income from operations and Non-GAAP operating margin percentages exclude acquisition costs, an inventory step-up adjustment related to the acquisition of Newport Corporation, fees and expenses related to the repricing of a term loan credit agreement, integration costs related to the acquisition of Newport Corporation, restructuring costs, and amortization of intangible assets.

Note 11: The Non-GAAP gross profit amounts and Non-GAAP gross profit percentages exclude an inventory step-up adjustment related to an acquisition.

MKS Instruments, Inc.
Unaudited Consolidated Statements of Operations
(In thousands, except per share data)

	Nine Months Ended September 30,
	2016	2015
Net revenues:
Products	$774,248	$553,818
Services	115,954	87,319

Total net revenues	890,202	641,137
Cost of revenues:
Products	433,134	294,211
Services	74,857	56,853

Total cost of revenues	507,991	351,064
Gross profit	382,211	290,073
Research and development	77,709	51,464
Selling, general and administrative	175,803	97,532
Acquisition costs	10,932	30
Restructuring	24	1,569
Amortization of intangible assets	22,990	5,071

Income from operations	94,753	134,407
Interest (expense) income, net	(18,668)	2,015
Other income, net	2,336	—

Income from operations before income taxes	78,421	136,422
Provision for income taxes	19,099	39,647

Net income	$59,322	$96,775

Net income per share:
Basic	$1.11	$1.82
Diluted	$1.10	$1.81
Cash dividends per common share	$0.510	$0.505
Weighted average shares outstanding:
Basic	53,423	53,304
Diluted	53,895	53,562
The following supplemental Non-GAAP earnings information is presented to aid in understanding MKS’ operating results:
Net income	$59,322	$96,775
Adjustments:
Acquisition costs (Note 1)	10,932	30
Acquisition inventory step-up (Note 2)	15,090	—
Fees and expenses relating to repricing of term loan (Note 3)	713	—
Amortization of debt issuance costs (Note 4)	4,467	—
Integration costs (Note 5)	14,258	—
Restructuring (Note 6)	24	1,569
Sale of previously written down inventory (Note 7)	—	(2,098)
Net proceeds from an insurance policy (Note 8)	(1,323)	—
Tax expense from legal entity restructuring (Note 9)	1,532	—
Amortization of intangible assets	22,990	5,071
Pro forma tax adjustments	(21,279)	(1,241)

Non-GAAP net earnings (Note 10)	$106,726	$100,106

Non-GAAP net earnings per share (Note 10)	$1.98	$1.87

Weighted average shares outstanding	53,895	53,562
Income from operations	$94,753	$134,407
Adjustments:
Acquisition costs (Note 1)	10,932	30
Acquisition inventory step-up (Note 2)	15,090	—
Fees and expenses relating to repricing of term loan (Note 3)	713	—
Integration costs (Note 5)	14,258	—
Restructuring (Note 6)	24	1,569
Sale of previously written down inventory (Note 7)	—	(2,098)
Amortization of intangible assets	22,990	5,071

Non-GAAP income from operations (Note 11)	$158,760	$138,979

Non-GAAP operating margin percentage (Note 11)	17.8%	21.7%

Gross profit	$382,211	$290,073
Acquisition inventory step-up (Note 2)	15,090	—
Sale of previously written down inventory (Note 7)	—	(2,098)

Non-GAAP gross profit (Note 12)	$397,301	$287,975

Non-GAAP gross profit percentage (Note 12)	44.6%	44.9%

Interest (expense) income, net	$(18,668)	$2,015
Amortization of debt issuance costs (Note 4)	4,467	—

Non-GAAP interest (expense) income, net	$(14,201)	$2,015

Note 1: We recorded $10.9 million of acquisition costs during the nine months ended September 30, 2016 related to the Newport Corporation acquisition, which closed during the second quarter of 2016. We recorded $0.03 million of acquisition costs during the nine months ended September 30, 2015 related to the Precisive LLC acquisition, which closed during the first quarter of 2015.

Note 2: We recorded $15.1 million in cost of sales during the nine months ended September 30, 2016 related to the step-up of inventory to fair value as a result of the Newport Corporation acquisition. This was charged to cost of sales over inventory turns of three months.

Note 3: We recorded $0.7 million of fees and expenses during the nine months ended September 30, 2016 related to the repricing of our Term Loan Credit Agreement.

Note 4: We recorded $4.5 million of amortization expense during the nine months ended September 30, 2016 related to the amortization of debt issuance costs affiliated with our Term Loan Credit Agreement and ABL Facility.

Note 5: We recorded $14.3 million of integration costs during the nine months ended September 30, 2016 related to the Newport Corporation acquisition.

Note 6: We recorded $1.6 million of restructuring costs during the nine months ended September 30, 2015 related to the outsourcing of an international manufacturing operation.

Note 7: Cost of sales for the nine months ended September 30, 2015, include the reversal of a special charge of $2.1 million for obsolete inventory, which was sold in the second quarter of 2015.

Note 8: We recorded net proceeds of $1.3 million from a company owned life insurance policy.

Note 9: We recorded a tax expense of $1.5 million related to a legal entity restructuring.

Note 10: The Non-GAAP net earnings and Non-GAAP net earnings per share amounts exclude acquisition costs, an inventory step-up adjustment related to the acquisition of Newport Corporation, fees and expenses related to the repricing of a term loan credit agreement, amortization of debt issuance costs, integration costs related to the acquisition of Newport Corporation, restructuring costs, the reversal of certain previously written off inventory items that were subsequently sold, net proceeds from an insurance policy, the tax effect of a legal entity restructuring, amortization of intangible assets and the related tax effect of these adjustments to reflect the expected full year effective tax rate in the related period.

Note 11: The Non-GAAP income from operations and Non-GAAP operating margin percentages exclude acquisition costs, an inventory step-up adjustment related to the acquisition of Newport Corporation, fees and expenses related to the repricing of a term loan credit agreement, integration costs related to the acquisition of Newport Corporation, restructuring costs, the reversal of certain previously written off inventory items that were subsequently sold and amortization of intangible assets.

Note 12: The Non-GAAP gross profit amounts and Non-GAAP gross profit percentages exclude an inventory step-up adjustment related to the acquisition of Newport Corporation and the reversal of certain previously written off inventory items that were subsequently sold.

MKS Instruments, Inc.
Reconciliation of GAAP Income Tax Rate to Non-GAAP Income Tax Rate
(In thousands)

	Three Months Ended September 30, 2016			Three Months Ended June 30, 2016
		Provision			Provision
	Income Before	(benefit) for	Effective	Income Before	(benefit) for	Effective
	Income Taxes	Income Taxes	Tax Rate	Income Taxes	Income Taxes	Tax Rate
GAAP	$42,248	$9,699	23.0%	$12,368	$3,158	25.5%
Adjustments:
Acquisition costs (Note 1)	233	—		8,205	—
Acquisition inventory step-up (Note 2)	4,971	—		10,119	—
Fees and expenses relating to	—	—		713	—
repricing of term loan (Note 3)
Amortization of debt issuance costs	2,838	—		1,629	—
(Note 4)
Integration costs (Note 5)	2,408	—		11,850	—
Restructuring	—	—		24	—
Net proceeds from an insurance policy	(1,323)	—		—	—
(Note 7)
Tax expense from legal entity	—	(1,532)		—	—
restructuring (Note 8)
Amortization of intangible assets	12,452	—		8,855	—
Tax effect of pro forma adjustments	—	7,790		—	11,708
Adjustment to pro forma tax rate	—	—		—	188

Non-GAAP	$63,827	$15,957	25.0%	$53,763	$15,054	28.0%

	Three Months Ended September 30, 2015
		Provision
	Income Before	(benefit) for	Effective
	Income Taxes	Income Taxes	Tax Rate
GAAP	$42,084	$12,315	29.3%
Adjustments:
Restructuring (Note 6)	562	—
Amortization of intangible assets	1,691	—
Tax effect of pro forma adjustments	—	755
Adjustment to pro forma tax rate	—	(212)

Non-GAAP	$44,337	$12,858	29.0%

	Nine Months Ended September 30, 2016			Nine Months Ended September 30, 2015
		Provision			Provision
	Income Before	(benefit) for	Effective	Income Before	(benefit) for	Effective
	Income Taxes	Income Taxes	Tax Rate	Income Taxes	Income Taxes	Tax Rate
GAAP	$78,421	$19,099	24.4%	$136,422	$39,647	29.1%
Adjustments:
Acquisition costs (Note 1)	10,932	—		30	—
Acquisition inventory step-up	15,090	—		—	—
(Note 2)
Fees and expenses relating to	713	—		—	—
repricing of term loan (Note 3)
Amortization of debt issuance	4,467	—		—	—
costs (Note 4)
Integration costs (Note 5)	14,258	—		—	—
Restructuring (Note 6)	24	—		1,569	—
Net proceeds from an insurance	(1,323)	—		—	—
policy (Note 7)
Tax expense from legal entity	—	(1,532)		—	—
restructuring (Note 8)
Amortization of intangible assets	22,990	—		5,071	—
Sale of previously written down	—	—		(2,098)	—
inventory (Note 9)
Tax effect of pro forma adjustments	—	21,001		—	1,883
Adjustment to pro forma tax rate	—	278		—	(642)

Non-GAAP	$145,572	$38,846	26.7%	$140,994	$40,888	29.0%

Note 1: We recorded $0.2 million and $10.9 million of acquisition costs during the three and nine months ended September 30, 2016, respectively, related to the Newport Corporation acquisition, which closed during the second quarter of 2016. We recorded $0.03 million of acquisition costs during the nine months ended September 30, 2015 related to the Precisive LLC acquisition, which closed during the first quarter of 2015.

Note 2: We recorded $5.0 million and $15.1 million of amortization expense, respectively, during the three and nine months ended September 30, 2016 related to the step-up of inventory to fair value as a result of the Newport Corporation acquisition.

Note 3: We recorded $0.7 million of fees and expenses during the three months ended June 30, 2016 and nine months ended September 30, 2016 related to the repricing of our Term Loan Credit Agreement.

Note 4: We recorded $2.8 million and $4.5 million of additional interest expense during the three and nine months ended September 30, 2016 and $1.6 million during the three months ended June 30, 2016, related to the amortization of debt issuance costs affiliated with our Term Loan Credit Agreement and ABL Facility.

Note 5: We recorded $2.4 million and $14.3 million of integration costs during the three and nine months ended September 30, 2016 and $11.9 million during the three months ended June 30, 2016 related to the Newport Corporation acquisition.

Note 6: We recorded $1.6 million of restructuring costs during the nine months ended September 30, 2015 related to the outsourcing of an international manufacturing operation.

Note 7: We recorded net proceeds of $1.3 million from a company owned life insurance policy.

Note 8: We recorded a tax expense of $1.5 million related to a legal entity restructuring.

Note 9: Cost of sales for the nine months ended September 30, 2015, include the reversal of a special charge of $2.1 million for obsolete inventory, which was sold in the second quarter of 2015.

MKS Instruments, Inc.
Reconciliation of Q4-16 Guidance — GAAP Net Income to Non-GAAP Net Earnings
(In thousands, except per share data)

	Three Months Ended December 31, 2016
	Low Guidance		High Guidance
	$ Amount	$ Per Share	$ Amount	$ Per Share
GAAP net income	$36,800	$0.68	$50,000	$0.92
Amortization	12,300	0.23	12,300	0.23
Debt issuance costs	820	0.02	820	0.02
Acquisition costs	200	0.00	200	0.00
Integration costs	1,600	0.03	1,600	0.03
Tax effect of adjustments (Note 1)	(4,720)	(0.09)	(4,920)	(0.09)

Non-GAAP net earnings	$47,000	$0.87	$60,000	$1.10

Q4 - 16 forecasted shares		54,300		54,300

Note 1: The Non-GAAP adjustments are tax effected at the applicable statutory rates.

MKS Instruments, Inc.
Unaudited Consolidated Balance Sheet
(In thousands)

	September 30, 2016	December 31, 2015
ASSETS
Cash and cash equivalents	$366,874	$227,574
Restricted cash	5,931	—
Short-term investments	53,104	430,663
Trade accounts receivable, net	243,853	101,883
Inventories	278,965	152,631
Other current assets	53,616	26,760

Total current assets	1,002,343	939,511
Property, plant and equipment, net	179,694	68,856
Goodwill	594,635	199,703
Intangible assets, net	419,811	44,027
Long-term investments	15,256	—
Other assets	29,926	21,250

Total assets	$2,241,665	$1,273,347

LIABILITIES AND STOCKHOLDERS’ EQUITY
Short-term debt	$11,528	$—
Accounts payable	68,371	23,177
Accrued compensation	63,424	28,424
Income taxes payable	13,758	4,024
Other current liabilities	73,354	35,359

Total current liabilities	230,435	90,984
Long-term debt, net	639,068	—
Non-current deferred taxes	91,928	2,655
Non-current accrued compensation	44,739	13,395
Other liabilities	19,956	5,432

Total liabilities	1,026,126	112,466

Stockholders’ equity:
Common stock	113	113
Additional paid-in capital	770,444	744,725
Retained earnings	458,369	427,214
Accumulated other comprehensive loss	(13,387)	(11,171)

Total stockholders’ equity	1,215,539	1,160,881

Total liabilities and stockholders’ equity	$2,241,665	$1,273,347